SUMMARY PROSPECTUS OF

MUTUAL OF AMERICA VARIABLE INSURANCE PORTFOLIOS

MONEY MARKET PORTFOLIO

DECEMBER 1, 2019

Before you invest, you may want to review the Portfolio’s prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s prospectus, reports to shareholders, and other information about the Portfolio online at www.mutualofamerica.com/prospectus. You can also get this information at no cost by calling 1-800-574-9267 or by sending an e-mail request to mutualofamerica@dfinsolutions.com. The Portfolio’s current statutory prospectus and statement of additional information, both dated December 1, 2019, are incorporated by reference into this summary prospectus.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from us. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Portfolio electronically by signing up for the eDocuments program. (Find out more at mutualofamerica.com or call 1-800-468-3785).

You may elect to receive all future reports in paper free of charge. You can inform the Portfolio that you wish to continue receiving paper copies of your shareholder reports by writing to us at Mutual of America Life Insurance Company, 320 Park Avenue, New York, New York 10022-6839, by calling 1-800-574-9267, or by sending an email to mutualofamerica@dfinsolutions.com. Your election to receive reports in paper will apply to all funds held with Mutual of America.

Investment Objective. The Portfolio seeks current income to the extent consistent with maintenance of liquidity, investment quality and stability of capital.

Fees and Expenses of the Portfolio. The table below describes the fees and expenses you may pay if you buy and hold Portfolio shares. The expenses shown do not include Separate Account expenses which would increase costs if included. Other Expenses are estimated as the Portfolio had not commenced operations as of the date of this prospectus.

Shareholder Fees (fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.15%
Other Expenses	2.94%

Total Annual Portfolio Operating Expenses	3.09%
Expense Reimbursement*	(2.89)%

Total Annual Portfolio Operating Expenses After Expense Reimbursement	0.20%

*

The Adviser has contractually agreed beginning as of the inception of the Portfolio to reimburse certain of the Portfolio’s expenses. From inception of the Portfolio through April 30, 2023, the Adviser will reimburse the Portfolio’s expenses to the extent that the Total Annual Portfolio Operating Expenses exceed 0.20% (excluding any extraordinary expenses that may arise and charges incurred in trading portfolio securities). From May 1, 2023 through the termination of the agreement, the Adviser will reimburse Other Expenses to the extent that Other Expenses exceed 0.15%. This contractual obligation may not be terminated before April 30, 2030, and will continue for each succeeding 12 month period thereafter, unless terminated by either the Investment Company or the Adviser upon proper notice.

Example. This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes: (a) that you invest $10,000 in the Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods, (b) a 5% return each year and (c) operating expenses remain the same. The expenses shown do not include Separate Account expenses which would increase costs if included. Although your actual costs may be higher or lower, your cost based on these assumptions would be:

1 Year	3 Years
$20	$65

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may result in higher transaction costs. These costs, which will not be reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio’s performance.

Principal Investment Strategies. The Portfolio invests in money market instruments that meet certain requirements. The Portfolio is considered to be an institutional money market fund because it is not limited to investments by natural persons, and it does not maintain a stable net asset value.

•	The dollar weighted average maturity of the instruments the Portfolio holds will be short-term — 60 days or less.

•	The Portfolio will purchase only securities with a remaining maturity of 397 calendar days or less that present minimal credit risks to the Portfolio.

•	The Portfolio will diversify its investments, limiting holdings in the securities of any one issuer (except the U.S. Government or its agencies) to 5% of assets.

Principal Investment Risks. An investment in the Portfolio is subject to the following risks which are described in more detail in the Prospectus.

•	General risk: The Portfolio may not achieve its investment objective. An investment in the Portfolio could decline in value, and you could lose money by investing in the Portfolio.

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Market risk: The risk that prices of securities will go down because of the interplay of market forces may affect a single issuer, industry or sector of the economy or may affect the market as a whole.

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Money Market risk: You could lose money by investing in the Portfolio. Because the share price of the Portfolio will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Board of Directors of the Portfolio may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Portfolio’s liquidity falls below required minimums because of market conditions or other factors, and a fee may automatically be imposed based on the Portfolio’s liquidity level. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Portfolio’s sponsor has no legal obligation to provide financial support to the Portfolio, and you should not expect that the sponsor will provide financial support to the Portfolio at any time. In addition, the Portfolio’s returns can be adversely affected when yields on eligible investments are low.

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U.S. Government Securities risk: The Portfolio invests in securities issued or guaranteed by the U.S. government or its agencies. U.S. government securities are subject to market risk, interest rate risk and credit risk. U.S. government securities include zero coupon securities, which tend to be subject to greater price volatility than interest-paying securities of similar maturities.

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Interest Rate risk: Securities may lose value as interest rates change because bonds tend to decrease in value as interest rates rise. In general, the longer the term to maturity, the greater impact interest rate changes will have on the value of a security.

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Management risk: The investment techniques and risk analyses applied by the Portfolio may not produce the desired results, and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Performance/Annual Return. Because the Portfolio had not commenced operations as of the date of this prospectus, information regarding performance for a full calendar year is not available.

Updated performance information will be available at no cost online at http://www.mutualofamerica.com or by calling 1-800-468-3785.

Investment Adviser. Mutual of America Capital Management LLC (the “Adviser”) is the investment adviser for the Portfolio.

Purchase and Sale of Portfolio Shares. There is no minimum initial or subsequent investment purchase requirement. The Portfolio shares may be redeemed or exchanged on any business day either by calling 1-800-468-3785, or by written request to a shareholder’s Mutual of America Regional Office, which can be found on www.mutualofamerica.com.

Tax Information. The Portfolios sell their shares to the Separate Accounts and do not offer them for sale to the general public. Since the only shareholders of the Portfolios are the Separate Accounts and each investor receives a Separate Account prospectus, no discussion is included as to the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to purchases of the contracts or policies under a Separate Account accessing this Portfolio, see the prospectus for your contract or policy.

VMMP 19